UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2023

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Series A Liberty Braves Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Liberty Braves Common Stock	BATRK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On March 6, 2023, Liberty Siri MarginCo, LLC (“Siri MarginCo”), a wholly-owned subsidiary of Liberty Media Corporation (the “Company”), amended its margin loan agreement secured by shares of Sirius XM Holdings Inc. common stock (the “Margin Loan”) to, among other things, (x) extend each of the maturity date to March 2026 and the availability of its revolving facility, (y) increase the available revolver commitments by $200 million and (z) reduce the minimum price of such common stock that would or could result in certain adjustments under the margin loan agreement. After giving effect to the amendment referred to in the preceding sentence, total capacity under the Margin Loan is $1,950 million, of which $875 million of borrowings were outstanding as of December 31, 2022.

On March 7, 2023, the Company announced the proposed offering of up to $575 million aggregate principal amount of convertible senior notes (the “Notes”) pursuant to Rule 144A under the Securities Act of 1933, as amended, and issued a redemption notice for its 2.125% Exchangeable Senior Debentures due 2048 (the “2.125% Exchangeable Senior Debentures”). The Company expects to use the net proceeds from the proposed offering to make repurchases of its 1.375% Cash Convertible Notes due 2023 (the “1.375% Cash Convertible Notes”) in individually privately negotiated transactions, to settle exchanges or repurchases of, or to redeem, its 2.125% Exchangeable Senior Debentures in accordance with the terms of the indenture governing such debentures, and for general corporate purposes.

As of December 31, 2022, there was $790 million aggregate principal amount of 1.375% Cash Convertible Notes and $387 million aggregate principal amount of 2.125% Exchangeable Senior Debentures outstanding. Assuming the redemption of all outstanding 2.125% Exchangeable Senior Debentures and the repurchase of all outstanding 1.375% Cash Convertible Notes, in addition to the proceeds from the proposed offering of the Notes, the Company expects: (a) to use approximately $305 million of cash on hand that is attributed to the Liberty SiriusXM Group; (b) to use cash received from the Liberty Formula One Group in connection with the settlement and extinguishment of approximately 4.2 million notional shares represented by the intergroup interest in the Liberty Formula One Group that is attributed to the Liberty SiriusXM Group (which is equivalent to the number of shares of Series A Liberty Formula One common stock underlying the outstanding 1.375% Cash Convertible Notes); (c) to use available borrowings under Siri MarginCo’s Margin Loan; and (d) the cost of repurchasing the 1.375% Cash Convertible Notes to be partially offset by the proceeds from the termination and unwinding of the related bond hedges and warrants that the Company entered into in connection with the issuance of such notes. As previously disclosed, if the Company's proposed split-off of the businesses, assets and liabilities currently attributed to the Liberty Braves Group is approved and consummated, the settlement and extinguishment of the intergroup interest in the Liberty Braves Group that is attributed to the Liberty SiriusXM Group is expected to result in the receipt of approximately 1.8 million shares of Atlanta Braves Holdings, Inc. common stock by the Liberty SiriusXM Group and such shares are expected to be utilized to reduce debt obligations attributed to the Liberty SiriusXM Group.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit attached hereto, includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the intended launch of a private offering of Notes, the size of the offering, the use of proceeds therefrom, expected repurchases, exchanges or redemptions of existing indebtedness and the sources of funds therefor and expected derivative transactions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, general market conditions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K, for additional information about the Company and about the risks and uncertainties related to the Company’s business which may affect the statements made in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 7, 2023, regarding the proposed private offering.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2023

LIBERTY MEDIA CORPORATION

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Assistant Secretary